SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

  Preliminary proxy statement  [ ]
                               [ ]Confidential, for Use of the Commission Only

  Definitive proxy statement [X] (as permitted by Rule 14a-6(e)(2)) Definitive additional materials [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12 [ ]

                             INFODATA SYSTEMS INC.
 -----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   [X]     $125  per  Exchange  Act  Rules  0-11(c)(1)(ii),   14a-6(i)(1),  or
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

   [ ]     $500 per each party to the  controversy  pursuant to  Exchange  Act
           Rule 14a-6(i)(3). Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transactions applies:

 -----------------------------------------------------------------------------


     (2) Aggregate number of securities to which transactions applies:
 -----------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 -----------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
 -----------------------------------------------------------------------------


     (5) Total fee paid:



   [ ]     Fee paid previously with preliminary materials.



   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
 -----------------------------------------------------------------------------


     (2) Form, schedule or registration statement no.:
 -----------------------------------------------------------------------------


     (3) Filing party:
 -----------------------------------------------------------------------------


     (4) Date filed:
 -----------------------------------------------------------------------------

                             INFODATA SYSTEMS INC.

                            Corporate Headquarters
                             12150 Monument Drive
                            Fairfax, Virginia 22033

                       --------------------------------

               NOTICE OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                                 May 22, 1996

                       --------------------------------


The Annual Meeting of the Shareholders of Infodata Systems Inc. (the "Company") will be held at The University Club, One West 54th Street, New York, New York 10019, on Wednesday, May 22, 1996, at 10:00 a.m. for the following purposes:

1. To elect six directors to serve until their respective successors are elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on April 17, 1996, are entitled to notice of and to vote at the meeting. You are requested to sign, date, and return the accompanying proxy card in the enclosed, self-addressed envelope. You may withdraw your Proxy at the meeting if you are present and desire to vote your shares in person.

                                            By order of the Board of Directors

                                            /s/Harry Kaplowitz
                                            Harry Kaplowitz, President


Dated:  Fairfax, Virginia
        April 24, 1996

       YOUR VOTE IS IMPORTANT, PLEASE RETURN YOUR SIGNED PROXY PROMPTLY.

                             INFODATA SYSTEMS INC.
                                PROXY STATEMENT


General Information

     The enclosed Proxy is solicited by the Company's Board of Directors. It may be revoked in writing at any time by written notice delivered to the President of the Company before it is voted or it may be withdrawn at the meeting and voted in person. If not revoked or withdrawn, the shares represented by the Proxy will be voted in the manner directed therein. If a choice is not specified, the Proxy will be voted FOR the election of the Board of Directors' nominees.

     A majority of the vote of shareholders present in person or by proxy is required for the election of the nominees to the Board of Directors. The outstanding shares of Common Stock and Preferred Stock represented at the annual meeting will vote together as a single class. On April 17, 1996, the record date for eligibility to vote, the Company had outstanding 733,154 shares of Common Stock, par value $.03 per share, and 131,500 shares of Preferred Stock, par value $1.00 per share. Each share of Common Stock outstanding is entitled to one vote and each share of Preferred Stock outstanding is entitled to 1.11111 votes. Each share of Preferred Stock is convertible into 1.11111 shares of the Common Stock. No other class of securities is issued or outstanding.

     A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes for the remainder of the meeting or adjournments thereof. Abstentions and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) are counted only for purposes determining whether a quorum is present.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed by the Company for the meeting. The number of shares represented at the meeting in person or by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

Board Committees

     The Board of Directors is responsible for the overall affairs of the Company and held six meetings during the year ended December 31, 1995. To assist it in carrying out this responsibility, the Board has delegated certain authority to several committees.

     The Executive Committee members are Richard T. Bueschel, Harry Kaplowitz, and Robert M. Leopold. The Executive Committee may exercise any of the powers and perform any of the duties of the Board of Directors, subject to the provisions of the law and certain limits imposed by the Board of Directors. During the year ended December 31, 1995, either in-person or telephonic meetings of the Executive Committee were held on the average of twice per month.

     The Audit Committee members, Messrs. Leopold, Laurence C. Glazer and Millard H. Pryor, Jr., are assigned responsibility for recommending the accounting firm to be engaged as independent auditors; consulting with the independent auditors regarding the adequacy of internal accounting controls; and reviewing the scope of the audit and the results of the audit examination. During 1995, the Audit Committee held three meetings either in-person or by telephone.

     The Nominating Committee held one meeting in 1995. The Committee reviews and makes recommendations to the Board of Directors regarding the selection of nominees to serve as committee members of the Board as well as directors of the Company. Messrs. Bueschel, Leopold, and Isaac M. Pollak are members of the Nominating Committee.

     The Compensation Committee held two meetings in 1995. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits policies and practices of the Company. The Committee is also assigned responsibility for reviewing and approving the compensation of officers of the Company. Messrs. Pryor, Glazer and Pollak are the members of the Compensation Committee.

     During 1995, each director attended at least 75% of the aggregate of the total meetings of the Board of Directors and the Committees of the Board on which he served, except Isaac M. Pollak who attended 67% of the meetings of the Board.


                             ELECTION OF DIRECTORS

     Six directors are to be elected by the shareholders, each director so elected to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified. The persons named as proxies in the enclosed form intend to cast all votes for the election of the six nominees of the Board of Directors listed below, unless the proxy instructs otherwise. In the event that any of the six nominees should not continue to be available for election, discretionary authority will be exercised to seek a substitute. No circumstances are now known which would render any nominee unavailable.

Information About Nominees

     The ages, principal occupations, and employment during the past five years for each nominee for director are set forth below:

Richard T. Bueschel                  Age 63                 Director since 1992

     Mr. Bueschel became a director in 1992 and was named Chairman of the Board of the Company in January, 1993. He is Chairman and Chief Executive Officer of Northern Equities, Inc., an investment and management firm. From 1984 to 1989, Mr. Bueschel was Senior Vice President for Technology at Houghton Mifflin Company, a publisher of educational text and software. He currently is Chairman of the Board of Communications Management Systems, Inc. and MediLife Software, Inc. and sits on the Board of Directors of Tridex Corporation and University Online Systems.

Laurence C. Glazer                   Age 50                 Director since 1993

     Mr.  Glazer  became a director in August 1993.  He is currently a partner and founder of Buckingham Properties, a real estate development firm established in 1970, specializing in redevelopment and enhancement of urban property in Rochester, New York. Mr. Glazer is a member of the Board of Directors of Rochester Institute of Technology College of Business.

Harry Kaplowitz                      Age 52                 Director since 1980

     Mr. Kaplowitz is a founder of the Company and was elected Vice President in 1973, and Executive Vice President and Director in 1980. In 1989, he was promoted to President and Chief Operating Officer of the Company's INQUIRE Group. In 1990, he was named President of the Company. From January 1991 to January 1993, he served as Chairman of the Board of Directors of the Company.

Robert M. Leopold                    Age 70                 Director since 1992

     Mr. Leopold became a director in 1992. He is currently President of Huguenot Associates, Inc., a financial and business consulting firm. From 1986 to 1989, Mr. Leopold served as Chief Executive Officer of Insituform of North America, a provider of materials and technology for rehabilitation of underground pipes. Currently, he is a Director of Windsor Capital, and Standard Security Life Insurance Company of New York.

Isaac M. Pollak                      Age 45                 Director since 1993

     Mr. Pollak became a director in March 1993. Since 1980, Mr. Pollak has been President and Chief Executive Officer of LGP Ltd., a developer and marketer of costume, fashion and fine jewelry, watches, perfumes and other promotional items.

Millard H. Pryor, Jr.                Age 62                 Director since 1992

     Mr. Pryor became a director in 1992. He is currently Managing Director of Pryor & Clark Company, an investment holding company. From 1988 to 1992, he was Chairman of Corcap, Inc., a corporation engaged in supplying services and products to the government. From 1972 to 1991, Mr. Pryor was Chairman of Lydall, Inc., a New York Stock Exchange listed company, which manufactures technical fiber materials. He is a Director of CompuDyne Corporation, Corcap, Inc., Wiremold Company, Hoosier Magnetics, Inc., Pacific Scientific Company, and The Hartford Funds.

        EXECUTIVE COMPENSATION, TRANSACTIONS AND EMPLOYEE BENEFIT PLANS

     The following Summary Compensation Table sets forth for the Company's President and all other executive officers whose total annual salary and bonuses exceeded $100,000, the amount and nature of all compensation awarded to, earned by or paid to such individual for the fiscal year indicated for services rendered in all capacities.

                                                         SUMMARY COMPENSATION TABLE

                                  Annual Compensation                                    Long Term Compensation
                        ----------------------------------------    --------------------------------------------------------------

                                                                               Awards                  Payouts
                                                                     ---------------------------     -----------
                                                                                     Securities       Long-Term
                                                                     Restricted      Underlying       Incentive       All Other
      Name and                                                        Stock         Options/SARs        Plan         Compensation
  Principal Position    Year    Salary($)    Bonus($)   Other($)     Awards(s)($)       (#)          Payouts($)          ($)
  ------------------    ----    ---------    --------   --------     ------------      -----         -----------        ----

Harry Kaplowitz(1)      1995    $132,000     $10,251       --             --             --              --               --
President
                        1994    $120,000     $69,600       --             --          17,666             --               --

                        1993    $120,000        --         --             --           8,334             --               --



David A. Karish(2)      1995     $80,493        --      $50,000           --             --              --               --
Senior Vice President
and                     1994    $100,000     $43,500       --             --           12,833            --               --
Secretary/Treasurer
                        1993    $100,000        --         --             --            6,667            --               --





Dr. Robert J. Loane(3)  1995    $100,000     $ 2,238       --             --             --              --               --
Senior Vice President
and Chief Scientist     1994    $ 96,000     $13,920       --             --            3,000            --               --

                        1993    $ 93,375        --         --             --            2,334            --               --



Richard M. Tworek(4)    1995     $22,277        --         --             --             --              --               --
Senior Vice President
 ---------------------------------------------------------------------------------------------------------------------------


                                       5


(1) - The amount reported above for the 1995 bonus was paid in April 1996. With respect to the 1994 bonus amount reported above, $27,840 was paid in August 1994 and the balance of $41,760 was paid in March 1995 and related to 1994 performance.

(2) - The employment of David A. Karish terminated as of August 17, 1995. The $50,000 bonus was paid to Mr. Karish prior to the termination of his employment as required under the terms of the Stay Incentive Bonus Agreement, dated February 18, 1994.

(3) - The amount reported above for the 1995 bonus was paid in April 1996. With respect to the 1994 bonus amount reported above, $5,568 was paid in August 1994 and the balance of $8,352 was paid in March 1995 and related to 1994 performance.

(4) - The employment of Richard M. Tworek commenced on October 11, 1995.


Stock Options

     No Options Grants Table is set forth herein because no options were granted to the above-named executive officers during 1995.


                    AGGREGATE OPTION EXERCISES IN 1995 AND
                        DECEMBER 31, 1995 OPTION VALUES


                                                                             Number of
                                                                             Securities                Value of
                                                                             Underlying               Unexercised
                                                                             Unexercised              In-the-Money
                                                                              Options at               Options at
                                                                             12/31/95 (#)             12/31/95 ($)

                                Shares Acquired          Value               Exercisable/             Exercisable/
      Name                      on Exercise (#)        Realized             Unexercisable             Unexercisable
     ------                    -----------------      ----------           ---------------           ---------------
Harry Kaplowitz                        -                   -                28,445/11,222            $14,822/$6,389

David A. Karish(1)                   6,221              10,745                   0/0                      $0/$0

Dr. Robert J. Loane                    -                   -                  8,890/1,778             $5,736/$1,628

Richard M. Tworek(2)                   -                   -                     0/0                      $0/$0

 ---------------------------------

(1) - The employment of David A. Karish terminated as of August 17, 1995.

(2) - The employment of Richard M. Tworek commenced on October 11, 1995.


Agreements With Executives

     During 1986, the Company entered into Executive Separation Agreements with Mr. Kaplowitz and Dr. Loane. In the event that either officer's employment is terminated involuntarily, without cause, following a change in control of the Company, as defined, that officer is entitled to separation pay equal to two years base salary and continuation of life and health insurance coverage for two years. Additionally, any type of pension or profit-sharing credited service will be extended for two years. There were no separation payments accrued or paid under the Executive Separation Agreements in 1995.

     As part of the acquisition by the Company of Merex, Inc. in October 1995, the Company entered into an Employment and Non-Compete Agreement, dated October 11, 1995, with Richard M. Tworek, pursuant to which Mr. Tworek is serving as a Senior Vice President of the Company for a period of two years, and pursuant to which he receives annual compensation equal to a base salary, currently $125,000, plus any bonus compensation as may be determined by the Company's Board of Directors. This Agreement also provides that should Mr. Tworek's employment with the Company cease at the end of his employment period or his earlier resignation or termination for cause, then Mr. Tworek shall not compete with the Company for an additional two year period thereafter with respect to any then existing client, customer or supplier of the Company.

Director Compensation

     During 1995, non-employee directors received an annual fee of $3,000 plus $500 per Board meeting or meeting of a Committee of the Board (fees for Committee meetings held on the same day as Board meetings are $100). During 1995, no Executive Committee meeting fees were accrued or paid to Executive Committee members. During 1995, Laurence C. Glazer, Isaac M. Pollak and Millard H. Pryor, Jr., as the members of the Compensation Committee, were each granted a non-qualified option under the Company's 1995 Stock Option Plan to purchase 2,000 shares of Common Stock at an exercise price of $3.0625 per share. Any director who is an employee of the Company receives no additional compensation for serving as a director.

Stock Option Plan

     In 1995, the Board of Directors adopted and the Company's shareholders approved the 1995 Stock Option Plan (the "1995 Plan"), which (i) consolidated the Company's 1991 Incentive Stock Option Plan and 1992 Non-Qualified Stock Option Plan and (ii) provided for the automatic grant of stock options to the members of the Compensation Committee of the Company's Board of Directors. A total of 433,333 shares of Common Stock have been authorized for issuance under options granted and to be granted under the 1995 Plan at exercise prices which will not be less than 100% of the fair market value of the underlying shares on the date of grant of the option. As of April 17, 1996, options to purchase a total of 201,849 shares of Common Stock under the 1995 Plan, at prices ranging from $2.53 to $13.11 per share, were outstanding, including the 6,000 shares referred to above which underlie options granted to members of the Compensation Committee.

Stock Warrant Purchase Plan

     During 1987, the Board of Directors adopted a Stock Warrant Purchase Plan. The stock subject to this plan is authorized but unissued shares of Common Stock. The total number of shares which may be issued during the existence of the Plan is not to exceed 16,666, and the aggregate number of shares as to which warrants may be granted to any one individual during any calendar year shall not exceed 1,666. The purchase price of the shares under each warrant shall not be less than the fair market value of the shares at the time the warrant is granted. Each warrant shall continue for periods of up to seven years from the date of its grant.

     In 1995, no warrants were issued to directors of the Company. As of December 31, 1995, warrants to purchase 6,666 shares were outstanding, none of which are held by present directors.

Other Information

     For the year ended December 31, 1995, the Company made payments totaling $120,000 for business management consulting fees for services of its Chairman, Mr. Richard T. Bueschel. With respect to payment of these consulting fees, a previously deferred amount of $10,000 was for services rendered prior to 1995.

     For the year ended December 31, 1995, the Company made payments totaling $48,000 to Huguenot Associates Inc. for the consulting services of its President, Robert M. Leopold. Mr. Leopold is a director of the Company. In April 1996, the Company issued 4,000 shares of its Common Stock to Mr. Leopold for services rendered by him to the Company in connection with the acquisition of certain assets and liabilities of Merex, Inc. effected on October 11, 1995.

     For the year ended December 31, 1995, the Company made payments totaling $26,022 to Richard M. Tworek, an officer of the Company, relating to a deferred compensation liability of Merex, Inc. which the Company assumed in the Merex, Inc. transaction.

Reports Under Section 16(a) of the Securities Exchange Act of 1934

     Based solely on the Company's review of reports filed under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Company believes that there were no reports which were filed late, no transactions which were not reported on a timely basis and no known failure to file required forms except that Richard M. Tworek did not timely report on Form 3 the receipt of 75,000 shares of Common Stock on October 11, 1995, as part of the consideration paid by the Company to him in the Merex acquisition.

                      BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as to each person or group known to be a beneficial owner of more than five percent of the Common Stock or convertible Preferred Stock of the Company as of April 17, 1996. Each beneficial owner has sole voting and investment power with respect to such shares, unless otherwise specified below.


      Title of                  Name and Address                  Amount and Nature of                    Percent
       Class                    of Beneficial Owner               Beneficial Ownership                   of Class
 ----------------------------------------------------------------------------------------------------------------
COMMON STOCK
Common Stock $.03              Richard T. Bueschel                  71,567 shares(1)                       8.9%
par value                      Suite 198
                               48 Par-La-Ville Road
                               Hamilton HM 11 Bermuda

                               Harry Kaplowitz                      52,217 shares(2)                       6.8%
                               12150 Monument Drive
                               Fairfax, VA 22033

                               Isaac M. Pollak                      39,506 shares(3)(4)                    5.3%
                               10 West 46th Street
                               New York, NY 10036

                               Robert M. Leopold                    40,833 shares(5)                       5.4%
                               4 Gilder Street
                               Suite 3
                               Larchmont, NY 10538

                               Richard M. Tworek                    78,750 shares                         10.7%
                               12150 Monument Drive
                               Fairfax, VA 22033


PREFERRED STOCK
- ----------------
Convertible Preferred          University of Rochester          100,000 shares (convertible               76.0%
Stock                          Rochester, NY 14627              into 111,111 shares of Common
$1.00 par value                                                 Stock or 13.2% of all shares of
                                                                Common Stock assuming the
                                                                University of Rochester fully
                                                                converts and the other
                                                                preferred shareholders do not
                                                                convert)

                               Mrs. Jane L. Glazer              20,000 shares (convertible into           15.2%
                               89 Stuyvesant Road               22,222 shares or 2.9% of all
                               Pittsford, NY 14534              shares of Common Stock assuming
                                                                Mrs. Glazer fully converts and
                                                                the other preferred shareholders
                                                                do not convert)

 -----------------------------------

(1)  Includes 69,567 shares subject to presently exercisable stock options.

(2) Includes 31,223 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(3) Includes 5,229 shares owned by LGP Ltd. Profit Sharing Trust for which Mr. Pollak has sole voting and investment power.

(4)  Includes 7,333 shares subject to presently exercisable stock options.

(5)  Includes 26,000 shares subject to presently exercisable stock options.

Security Ownership of Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's shares of Common Stock and Preferred Stock owned on April 17, 1996, by each of the Company's directors and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to such securities, unless otherwise specified below.


                                         Common Stock                                 Preferred Stock
                           --------------------------------------          -------------------------------------
                           Amount and Nature of          Percent           Amount and Nature of         Percent
 Name of Individual        Beneficial Ownership          of Class          Beneficial Ownership         of Class
 ------------------        --------------------          --------          --------------------         --------
Richard T. Bueschel             71,567(1)                  8.9%

Laurence C. Glazer               7,334(2)                  1.0%                  20,000(9)                15.2%

Harry Kaplowitz                 52,216(3)                  6.8%

Robert M. Leopold               40,833(4)                  5.4%

Robert J. Loane                 28,848(5)                  3.9%

Isaac M. Pollak                 39,506(6)                  5.3%

Millard H. Pryor, Jr.            7,667(7)                  1.0%

Richard M. Tworek               78,750                    10.7%

All directors and
executive officers as a
group (8 persons)              326,721(8)                 36.6%                  20,000                   15.2%

 ------------------------------

(1)  Includes 69,597 shares subject to presently exercisable stock options.

(2)  Includes 7,334 shares subject to presently exercisable stock options.

(3) Includes 31,223 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(4)  Includes 26,000 shares subject to presently exercisable stock options.

(5) Includes 9,668 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(6) Includes 5,229 shares owned by LGP Ltd. Profit Sharing Trust for which Mr. Pollak has sole voting and investment power. Includes 7,333 shares subject to presently exercis- able stock options.

(7)  Includes 7,334 shares subject to presently exercisable stock options.

(8) Includes 158,489 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(9) Shares owned by Mrs. Jane L. Glazer, Mr. Glazer's wife, who has sole voting and investment power. Mr. Glazer disclaims beneficial ownership of such shares.


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


                        INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP was engaged to perform an audit of the Company's financial statements for the year ended December 31, 1995. A representative of Arthur Andersen LLP is expected to be present at the Company's Annual Meeting of Shareholders, will be permitted to make a statement if he/she so desires, and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors has not yet recommended an independent public accounting firm to audit the Company's financial statements for the year ending December 31, 1996.

                            SOLICITATION OF PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to solicitation by the use of mails, some officers, without extra compensation, may solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares registered in their names. The Company will reimburse such persons for their expense incurred in such assistance.

                            SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia 22033, for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting, no later than December 27, 1996.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, to shareholders at the Annual Meeting, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment. Abstentions, broker non-votes, and withheld votes are voted neither "for" nor "against" a proposal, but are counted in the determination of a quorum.

     In accordance with the terms of indemnification agreements with each of its directors and officers, the Company maintained directors and officers liability insurance, $1,000,000 in the aggregate for the policy year, under an agreement with Executive Re Specialty Insurance Company effective May 3, 1994. This policy covered each director and officer of the Company and required the payment of annual premiums totalling $31,763. During 1995, no sums were paid under this or any other indemnification insurance contract.

                      BY ORDER OF THE BOARD OF DIRECTORS




                                                     /s/Harry Kaplowitz
                                                     Harry Kaplowitz, President


Dated:  Fairfax, Virginia
        April 24, 1996


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